SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 11, 2000

                             INFOWAVE SOFTWARE, INC.
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               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
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                 (State or Other Jurisdiction of Incorporation)



       000-26867                                           98-0183915
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  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 188 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events

The press release attached as Exhibit 99.1 is hereby incorporated by reference.

Item 7.  Exhibits

99.1     Press release dated May 11, 2000














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INFOWAVE SOFTWARE, INC.



Date:  May 17, 2000                  By:  /s/ Jim McIntosh
                                          -----------------------------------
                                          Jim McIntosh
                                          President and Chief Executive Officer

















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                                  Exhibit Index
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Exhibit
Number            Description
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 99.1             Press Release dated May 11, 2000